UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 14, 2005

HYDRIL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-31579	95-2777268
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

3300 Sam Houston Parkway East
Houston, Texas 77032-3411
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 449-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On February 14, 2005, Hydril Company (“Hydril”) entered into an agreement with each of its executive officers to renew the executive officer’s change of control agreement through June 30, 2005. The form of change of control agreement was filed as Exhibit 10.9 to Hydril’s Annual Report on Form 10-K for the year ended December 31, 2001. The form of renewal agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number	Description
10.1	Form of Change in Control Renewal Agreement for Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HYDRIL COMPANY
Date: February 18, 2005	By:	/s/ Chris D. North
		Name:	Chris D. North
		Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
10.1	Form of Change in Control Renewal Agreement for Executive Officers